UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 28, 2006

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On February 28, 2006, the Compensation Committee of the Board of Directors (the "Board") of American Eagle Outfitters, Inc. (the "Company") certified achievement of the Company's financial goals based on its financial results for the fiscal year ended January 28, 2006, which resulted in the following action:

Awards under the Management Incentive Plan for Fiscal 2005

Awards of Fiscal 2005 incentive compensation, under the Company's Management Incentive Plan, to the Company's named executive officers and certain other individuals were authorized to be paid.  The incentive compensation target amounts were determined as a percentage of the executive's base salary and range from zero to 200 percent of the target based on achievement of the Company's financial goals.  Based on the Company's achievement of its financial goals for Fiscal 2005, which were based on the Company's income per common share, fully diluted, excluding certain non-recurring items, the following awards were authorized to be paid:

Name and Principal Position	Incentive Compensation Award
James V. O'Donnell Chief Executive Officer	$1,900,000
Roger S. Markfield Vice Chairman	$1,900,000
Susan P. McGalla President and Chief Merchandising Officer, American Eagle brand	$1,440,000
LeAnn Nealz Executive Vice President and Chief Design Officer	$952,500
Michael J. Leedy (A) Executive Vice President and Chief Marketing Officer	$665,000
(A) Mr. Leedy resigned his employment with the Company effective March 4, 2006, as previously disclosed on the Form 8-K dated February 20, 2006, filed February 24, 2006.

On February 28, 2006, the Compensation Committee of the Board of the Company also took the following action relating to Fiscal 2006 compensation for certain executive officers of the Company:

     - fixed individual salaries;

     - established performance goals under the Company's Management Incentive Plan (the "Bonus Plan") and under the Company's 2005 Stock Award and Incentive Plan (the "Stock Plan") based on the Company's income per common share, fully diluted, excluding certain charges, at three levels, "threshold", "target" and "outstanding";

    - established individual annual bonus targets under the Bonus Plan as a percentage of the respective participant's base salary, with the actual bonus payment ranging from zero at threshold, to 100% at target and 200% if the outstanding goals are achieved for Fiscal 2006 (the "EPS Goals");
    - granted awards of stock options under the Stock Plan, exercisable at the fair market value on the grant date and vesting over three years; and

    - granted awards of restricted stock under the Stock Plan, which awards vest based on achievement of the EPS Goals ranging from 0% of the shares at threshold to 100% at target.  If the threshold EPS Goal is not met the shares shall be forfeited.

The following table sets forth the annual base salary levels, individual participant target bonus percentages, stock option awards and restricted stock awards of the indicated named executive officers:

Name and Principal Position	Fiscal 2006 Base Salary	Annual Bonus (% of Base Salary)	Stock Option Awards	Restricted Stock Awards

Roger S. Markfield Vice Chairman	$570,000	100%	-	157,047
Susan P. McGalla President and Chief Merchandising Officer, American Eagle brand	$850,000	90%	-	37,424
LeAnn Nealz Executive Vice President and Chief Design Officer	$665,000	75%	73,800	22,600

On February 28, 2006, the Company's Board appointed Dennis Parodi, Executive Vice President, Chief Operating Officer-New York Design Center, as an Executive Officer of the Company. In connection with Mr. Parodi's appointment as an executive officer of the Company, the employment agreement between Mr. Parodi and the Company, dated February 18, 2003, became a material agreement to the Company. A copy of the employment agreement between the Company and Mr. Parodi is being filed herewith as exhibit 10.1 and is incorporated herein by reference. Additionally, the Company entered into an amendment of Mr. Parodi's employment agreement, dated February 6, 2006, which became a material agreement to the Company upon Mr. Parodi's appointment as an executive officer of the Company. A copy of the amendment is being filed herewith as exhibit 10.2 and is incorporated herein by reference.

On February 28, 2006, the Company's Board appointed Kathy Savitt, Executive Vice President, Chief Marketing Officer, American Eagle brand, as an Executive Officer of the Company, effective upon her employment by the Company. In connection with Ms. Savitt's appointment as an executive officer of the Company, the employment agreement between Ms. Savitt and the Company, dated January 3, 2006, became a material agreement to the Company. A copy of the employment agreement between the Company and Ms. Savitt is being filed herewith as exhibit 10.3 and is incorporated herein by reference.

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On March 1, 2006, the Company issued a press release announcing, among other things, the Company's financial results for the fourth quarter ended January 28, 2006.  A copy of this press release is attached hereto as Exhibit 99.1. The Company's Management team held a conference call on March 1, 2006 at 9:00 a.m. Eastern Time to review the aforementioned financial results. Additionally, Management provided its first quarter 2006 earnings expectation on the conference call. A replay of the conference call will be available through March 15, 2006. To listen to the replay, dial 1-800-642-1687 and reference confirmation code 3321190#. An audio replay of the conference call will also be available at www.ae.com. A copy of the conference call transcript is attached hereto as Exhibit 99.2.

ITEM 7.01.	Regulation FD Disclosure
The information in this Item 7.01 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On February 28, 2006, the Company issued a press release announcing the launch of its new intimates sub-brand, aerieTM by American Eagle.  A copy of the press release is attached hereto as Exhibit 99.3.

On February 28, 2006, the Company issued a press release announcing its new Chief Marketing Officer, American Eagle brand, Kathy Savitt.  A copy of the press release is attached hereto as Exhibit 99.4.

On March 1, 2006, the Company issued a press release announcing, among other things, the Company's February 2006 sales.  A copy of the press release is attached hereto as Exhibit 99.5. The Company's Management issued a recorded sales commentary on March 1, 2006 to review the Company's sales results for the month ended February 25, 2006. Additionally, Management provided its first quarter 2006 earnings expectation in the commentary.  A copy of the sales commentary transcript is attached hereto as Exhibit 99.6.

On March 1, 2006, the Company issued a press release announcing the first retail locations for Martin + Osa. A copy of the press release is attached hereto as Exhibit 99.7.

On March 2, 2006, the Company issued a press release announcing that its Board declared a quarterly cash dividend of $0.075 per share. The dividend is payable on April 7, 2006 to stockholders of record at the close of business on March 24, 2006. A copy of the press release is attached hereto as Exhibit 99.8.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1*	Employment agreement between the Company and Dennis Parodi dated February 18, 2003
10.2*	Amendment to Dennis Parodi's employment agreement dated February 6, 2006
10.3*	Employment agreement between the Company and Kathy Savitt dated January 3, 2006
99.1**	Press Release dated March 1, 2006 announcing fourth quarter 2005 financial results
99.2**	Conference Call Transcript dated March 1, 2006
99.3***	Press Release dated February 28, 2006 announcing launch of intimates sub-brand
99.4***	Press Release dated February 28, 2006 announcing new Chief Marketing Officer
99.5***	Press Release dated March 1, 2006 announcing February sales
99.6***	February Sales Commentary Transcript dated March 1, 2006
99.7***	Press Release dated March 1, 2006 announcing Martin + Osa retail locations
99.8***	Press Release dated March 2, 2006 announcing dividend declaration

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.
*** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: March 6, 2006	By:	/s/ Dale E. Clifton
Dale E. Clifton
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Employment agreement between the Company and Dennis Parodi dated February 18, 2003
10.2*	Amendment to Dennis Parodi's employment agreement dated February 6, 2006
10.3*	Employment agreement between the Company and Kathy Savitt dated January 3, 2006
99.1**	Press Release dated March 1, 2006 announcing fourth quarter 2005 financial results
99.2**	Conference Call Transcript dated March 1, 2006
99.3***	Press Release dated February 28, 2006 announcing launch of intimates sub-brand
99.4***	Press Release dated February 28, 2006 announcing new Chief Marketing Officer
99.5***	Press Release dated March 1, 2006 announcing February sales
99.6***	February Sales Commentary Transcript dated March 1, 2006
99.7***	Press Release dated March 1, 2006 announcing Martin + Osa retail locations
99.8***	Press Release dated March 2, 2006 announcing dividend declaration

* Such Exhibit is being filed herewith pursuant to Item 1.01 of the Current Report on Form 8-K.
** Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.
*** Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.